LOAN FROM SHAREHOLDER	12 Months Ended
Dec. 31, 2022
LOAN FROM SHAREHOLDER:
LOAN FROM SHAREHOLDER:

NOTE 12 — LOAN FROM SHAREHOLDER:

In March 2020 the Satixfy UK signed a $5 million loan agreement with an existing shareholder of the company, with a repayment period of thirty-six (36) months. The loan bears interest through the repayment of the loan, which is accrued quarterly at the end of each calendar quarter, as follows: (a) 200 basis points according to Libor plus 30 days for the twelve (12) first months from the start date and additional 50 basis points every 6 months until the end of the repayment period.

As part of the loan agreement, the Company granted the shareholder warrants, which, upon exercise, in whole or in part, in accordance with the following terms, will enable the holder to receive Preferred C shares of the Company (hereinafter - “the shares”), in aggregate value of the amount the holder actually lent to the Company in accordance with the loan agreement pre exercise of this warrant (that is up to $5 million) at an option price per share (hereinafter - “the exercise price”) equal to $6.078 in exchange for preferred shares in a total amount not less than $500 before the start date. The warrants were classified to equity and were first booked at fair value.

NOTE 12 — LOAN FROM SHAREHOLDER: (continued)

The loan included financial covenants whose non-compliance allows demand for immediate repayment of the loan.

The loan was fully repaid in February 2022 using proceeds that were received from a new loan that the Company received from Francisco Partners see also Note 13(e).

The fair value of the loan at initial recognition was determined independently with the assistance of a professional valuer who established an equivalent market rate of interest to the loan without the warrants feature. Under IFRS 9, the loan is measured subsequently at amortized cost using the effective interest rate imputed at initial recognition from the fair value of the loan, as mentioned before. This calculated interest rate would determine the finance expenses throughout the life of the loan until conversation or settlement.

The company took out a $5 million “key personnel” insurance policy as a guarantee for the loan on the company’s Former CEO, Mr. Yoel Gat. After the passing of Mr. Yoel Gat (see note 13) in April 2022, the company received $5.4 million as compensation under with this life insurance policy.

On June 24, 2022, Mr. Alfred H. Moses assigned 50% of his Shareholder’s Warrant to another shareholder, Mr. Mark Jacobsen, and immediately after, both Mr. Alfred H. Moses and Mark Jacobsen fully exercised their warrants for $5 million in total, resulting in 411,320 Series C preferred shares being issued to each of them, or 822,640 Series C preferred shares in total, which following the SPAC transaction were converted into 860,802 Ordinary shares.